CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated February 15, 2001 for Kemper Global Income Fund in the Registration Statement (Form N-14) and related Proxy Statement /Prospectus of Global/International Fund, Inc. filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (file 333-53158).

                                                     /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 5, 2001